Exhibit 99.3
 Company Profile  I-ON Communications Co., Ltd.

 01  I-ON in a nutshell  02  What we do  03  Where we are  04  Milestone  05  Partners & Customers  Table of Contents  Challenges we address  06  Market opportunity  07  Our offerings  08

I-ON in a nutshell


1999
Korea's **first**-to-market **WCM**
2002
Distributorship partner in **Japan**
No.1 Market share
in **Japan packaged CMS**
Undisputed market leader in
Korea & Japan WCM · CMS
2014
Global recognition
Red Herring · Gartner
ECM +
Energy · Sport IT
EU funded multilateral
joint R&D - **EUREKA**
2017
18+ years expertise
in unstructured data management

Copyright © I-ON Communications. All rights reserved.

 What we do  Sport ICT  • Mobile Ticketing  • WCM  • EDMS / EFSS  • DAM  • e-Signature  ECM  • Fan Engagement  • Sport ·Event Marketing  • e-Caddie  • Voice Referee  • e-Commerce CMS  • Executive Dashboard  Unstructured Data Management  Energy ICT  • DRMS  • AMI  • DER  • Energy Prosumer  • Micro Grid  Copyright © I-ON Communications. All rights reserved.

 Where we are  ▪ Moving towards no.1 sport data services▪ Partnered with KLPGA, KPGA, LPGA, PGA  Sport  ▪ Ticketing service for KBL, WKBL 2018  ▪ Partnered with Korea 3X3  ▪ Domestic 1st Smart Grid mover  Energy  ECM  ▪ Thai energy market entry with gov’t bodies▪ Japan DR sales with a local partner  ▪ Commercialization in UK  ▪ No.1 market share in Korea, Japan CMS▪ Channel partner sales in SEA  ▪ M&A with Digital Marketing vendors in Korea and SEA  Copyright © I-ON Communications. All rights reserved.

 Milestone  No.1  Korea, Japan CMS  18Yrs  Expertise in ECM  Copyright © I-ON Communications. All rights reserved.

 Our Partners  Reseller Japan Singapore Vietnam Thailand USA JV Indonesia Branch Japan HQ South Korea  Copyright © I-ON Communications. All rights reserved.

 Our Customers  Korea  USA  Japan  Malaysia  Indonesia  Copyright © I-ON Communications. All rights reserved.

 Challenges we address  01 Unstructured data explosion  Faster processing with distributed repository  02 Digital marketing growth  Scalable offerings to unlock the value of CX  03 High TCO of enterprise SW  SaaS delivery that leads to faster ROI  04 50% paper printed in offices trashed  Paperless solution to go green  Copyright © I-ON Communications. All rights reserved.

 Market opportunity  80  70  60  50  40  30  20  10  0  67.14  58  50  43  37  31.66  2017 2018 2019 2020 2021 2022  ECM market worldwide 2017-2022 (US$)  Source: Statista  130ZB  Unstructured data by 2025  (Source: IDG)  $75B  Smart Grid by 2020  (Source: Global Industry Analysts)  $561B  IoT market by 2022  (Source: Research and Markets)  $4.7B  Sports analytics by 2021  (Source: Reports & Reports)  Copyright © I-ON Communications. All rights reserved.

 Our offerings  Extract business value from data andAccelerate your business.  Copyright © I-ON Communications. All rights reserved.

ICS

I-ON Content Server

Korea's first-to-market WCM enabling users to create, edit, manage and publish content **with little knowledge of web programming** languages and helps marketers in the organization to develop and deploy digital content in a more **agile and effective way** in response to **digital marketing.**

" *I-ON has a strong market presence in South Korea and Japan. It markets a* ***core CMS platform*** *with additional* ***modular extensions***. "

- *'A vendor may meet your needs. in Magic Quadrant for WCM 2014 by* Gartner

Content Reuse
Reuse and repurpose content by separating components into content, design, programming

Deployment Settings
Deployment setting options – days, hours, minutes, immediate or on-demand

Visual Authoring Tool
Embedded WYSIWYG based content authoring tool

One Source Multi Use
Convertible into various formats for various device use

Easy Integration
Integration with other digital experience delivery products

Preview Editing
Convenient content editing in preview mode

Fast Access
HTML publishing provides fast access to system resources

Collaboration
Custom settings of approval rules, Workflow for collaboration

Copyright © I-ON Communications. All rights reserved.

IDS

I-ON Deploy Server

IDS automatizes content deployment optimized for operating of **multiple service servers** and diverse content assets. Featuring automation of deployment process, **simultaneous / scheduled deployment** to multiple servers instead of manual content deployment that possibly causes errors, IDS **speeds up the updates** and maximizes efficiency of enterprise site operation.



deploy engine
test server / staging server
sync
IDS
user(s)
deploy by file
deploy client
deploy client

BCcard · SAMSUNG ELECTRONICS · SHINHAN CARD · KEB Hana Bank

Service Integrity
Transaction-based simultaneous broadcast transmission

Scalability
Multi-tier deployment facilitates service expansion

Fast Recovery
Deployment history, snap-shot, system logs, version roll-back

Stability
Detect critical errors using static program analysis before development completion

Hybrid
Combine benefits of products in the market for deployment in distributed environment

Reliability
Secure deployment based on data encryption – DES, RSA, SSL

Time-efficient
Automated deployment by scheduling, simultaneous deployment

Reduce Network Traffic
Compressed deployment of contents and sources

Free from Time & Space
Deploy anywhere at any time using web-based UI

Web Accessibility Compliant
Minimize unnecessary work for non-standard tags handling

Copyright © I-ON Communications. All rights reserved.

IDAS

I-ON Digital Asset Management System

IDAS facilitates comprehensive and systematic management and distribution of **rich media assets** such as video, audio files, images, documents, etc. IDAS is an enterprise-level digital asset management solution that converts rich media assets into a wide range of formats and shares them with people in charge to **reuse the enterprise contents and to efficiently manage the assets** from license-sensitive resources and repetition of unnecessary resources.


IDAS

Share & Collaborate

Avoid repetitive tasks and ensure smooth handover, flexible response to requests for collaboration across departments

Fast Access

Access anywhere at any time with a web-based, centralized mgmt, Reduce time and cost with simplified process in searching and deployment of assets

Enhance Value

Efficient content creation by auto archiving, various formats support, content protection, deployment API

Standard-compliant

Workflow settings by authority based on the business process modeling and global standard-compliant metadata ensure system scalability and brand consistency

Content Lifecycle Management

Analyze content utilization and prioritize contents to effectively manage the content lifecycle

Increase Productivity

Reduce repetitive tasks based on the optimized system for information assets and help to reuse updated version of content that is edited / transcoded by other users

CJ E&M

SHINSEGAE

LOTTE TOUR

KOREA ARTS & CULTURE EDUCATION SERVICE

Ministry of Culture, Sports and Tourism

Copyright © I-ON Communications. All rights reserved.

ICE

I-ON Content Ecosystem

ICE provides an optimized ecosystem for content service under rapidly changing environment such as mass storage, shorter update cycle, increasing needs of **real time content** and diversification of content consumption channels. From content registration, **commercialization,** approval to **billing**, ICE provides the **content provider** an end-to-end solution to manage content lifecycle. ICE has been adopted by major broadcasters and mobile carriers in Korea.



SP
Service Provider
PP
Partner Portal
PM
Product Management
I-ON Content Ecosystem
SM
Service Management
CM
Content Management

Setting-based System
Individual system for each CP by setting content type, attribution, workflow and API module

Unlimited Product Management
Automatic product / event / promotion creation with billing rule mapping

Integrated wire/wireless service
Template authoring tool, data binding of service APIs

Distribution engine
Automated operation tool for the stable commercial services and address low productivity and work load

Flexible Content Management
Content modeling by type, attribute and automated collection / distribution

Workflow by CP
Workflow setting by CP

High Interoperability
Interfacing with PG, Billing systems that fit the service, Interface by content, service

Big Data Analysis
Servicing recommended content, hit content based on statistics by service, API

KOLON INDUSTRIES · BOLEHMOBILE · LG CNS · SK telecom · SK broadband · ING · CJ HELLOVISION
KBS · MBC · SBS Contents Hub · SAMSUNG LIFE INSURANCE · BCcard · JEJU TOURISM ORGANIZATION · olleh kt · JoongAng Ilbo

Copyright © I-ON Communications. All rights reserved.

GAIA

Distributed Repository Service

GAIA is a unstructured data repository platform as well as a cloud computing category that facilitates a back-end service to **speed up development**, testing, and operation of an application. GAIA helps application developers easily and quickly **integrate their applications with business logic** and data / user management.


Analytics
User Management
API
GAIA
Push Notification
Workflow
Geolocation

Key Benefits

- Shorter time to develop, test and run applications
- Unstructured data management
- SaaS (Software as a Service) delivery
- Simple but secure user authentication
- Optimized for content management
- Simple but secure user authentication via OAuth2.0

Copyright © I-ON Communications. All rights reserved.

e.Form

e-Signature Service

The most comprehensive e-Signature service e.Form **digitizes all paper based forms** and enables you to create, fill out, sign, send and manage electronic forms in PCs, tablets and smartphones. Even when the signers are far away geographically, e.Form helps you **speed up contract** work and accelerate your business.

eform.io

- Franchise Agreement
- Rental Application
- Real Estate Contract
- Employment Agreement
- Medical Forms
- Estimate Sheet
- Inspection Report
- Survey
- Many more...



Custom Electronic Forms
Any forms with a visual form generator

Smart Consulting
Promotion and consulting with unlimited e-catalog uploading

Boost Sales
Speed up making a contract with e-Signature

Cost-effective
Save expenses for using paper, mailing, faxing

Faster ROI
SaaS (Software as a Service) delivery to pay as you go and to ensure faster ROI

Contract on-the-go
Fill out and sign the form even without face-to-face communication

LUCOMS Namyang KYOWON ManpowerGroup HIKARI TSUSHIN

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iDrive

e-Docs Management System

A SaaS based EDMS, iDrive **centralizes all types of e-docs** in the organization to provide easy and comprehensive management on **a lifecycle of e-documents** from creation, approval, archiving, sharing to destruction.



IDRIVE
File Upload
Documents
My Documents
My Register Documents
Recent Documents
Favorites
Recent Open Documents
Sharing Documents
Smart Folder
Mail Box
Recycle Bin
newsapp_0627.war
Access Privilege
everyone
Path
Home > newsapp_0627.war
Sharing
Default Info
Download Link
Owned By mhkim
http://idrive.i-on.net/public/J1bVEaXc6YXSQ5eB JWVstlH6Zj1itF6p-z0q8aCPpUA
Last Modified By mhkim
Comments
Created 15:05 06-27-2017
comment
Last Modified 15:06 06-27-2017
Mime Type application/zip

Centralized Repository
Centralized management of documents protects enterprise assets

Easy File Transfer & Sharing
Intuitive UI, Drag & Drop to upload files, URL for file sharing

Collaboration
Custom settings for workflow, approval rules to streamline the business

SaaS Delivery
Provide a subscription-based model to faster ROI

Time & Cost Efficiency
Reduce cost for document retention and management, anti-duplicate file

Smart Search
Search by various conditions – name, content, file type, date

Everywhere, Anytime
Enhanced accessibility with multi-device support

Email Archiving
Email & attachments are automatically archived to a centralized server

Copyright © I-ON Communications. All rights reserved.

Assist9

Executive Dashboard

Limited capital, lack of IT manpower and knowledge information are SMB/Startup CEO's big concern. The aggregation of 9 core functions encompassing ERP, PMS, SFA, HR, e-Approval optimized for SMBs, Assist9 **identifies the corporate operational efficiencies**, gives C-level executives great **insights** and drive the business forward with the **right data.**

Make C-level executives become
Information Supermen
to drive business success



Business Management Know-how
Collect functions required to run a business by automatizing the operation processes

Optimized for Startups & SMBs
Fit for Startups and SMBs unlike ERP targeting large-sized companies

Faster ROI
Pay-as-you-go, Core applications of your choice

C-level as Information Superman
Easily retrieve information without employees help

Boost productivity
Make employees take responsibilities for what they do and be more productive

Copyright © I-ON Communications. All rights reserved.

LAMS

Load Aggregators' Management System

Korean 1st **OpenADR2.0 based** Demand Response Management System, I-ON LAMS is designed to manage all the aspects that utilities need to deliver effective **DR, or Demand Response programs** in a single system.

Real-time Dashboard
Provide aggregators with accurate data on energy consumption status in real time

Industry standard compliant system
Korean 1st OpenADR2.0 a/b certified system

Remote Control of End-user Devices
Monitor and manage client gateway devices to gauge energy consumption / curtailment data

Mobile Support
Easy access to the system via website or mobile devices

RRMSE(Relative Root Mean Squared Error)
Evaluate energy consumption pattern of each facility and figure out reliability & availability of DR resources

Robust CBL Calculation
Easy CBL(Customer Baseline Load)calculation by RRMSE, Reliable DR, Economic DR


LAMS
Load Aggregators Management System

Copyright © I-ON Communications. All rights reserved.

 Easydo  SaaS based Web Content Management  A SaaS based Web Content Management, Easydo enablesnon-IT people to create and update websites with just afew clicks and to implement their digital marketing Website  strategies based on insights from web analytics.  Digital  Marketing  Reporting  Social Media  • Web authoring in a drag-and-drop way  • Templates & components of your choice  • Reliable AWS cloud environment  • Multimedia resources management  • Digital marketing based on insights  from user behavior analysis  • Authority management  • Strategic insights using Google Analytics  • Website visitors heatmap  • Custom report  • Manage and monitor a string of social media channels in a single platform  Copyright © I-ON Communications. All rights reserved.

2WayPIN

2-Channel Authentication Service

2-Channel Authentication Service, 2WayPIN **splits personal information** and input each part **using two different channels** under different network to ensure personal information **protection as well as user authentication.** 2WayPIN ensures simple yet robust security as it never requires input of the entire personal data into one place and there's no need to install programs or bring additional hardware to identify the user.

- Optimized for security login / FinTech
- Prevent leakage and illegal use of personal information
- Prevent mobile SMiShing
- Prevent mobile malicious code hacking
- Authentication via cell phone

! Is OTP (One Time PW) safe enough?

*Controversy over OTP safety in Vietnam following **VND500M bank account hack**, Aug 2016*

*2Ch Authentication became **MANDATORY**, Sep 2013*
*OTP is **NOT** compulsory since 2Q, 2016 in Korea*

***SMS leads to SMiShing** in USA*
ARS is still recognized secure methods


Internet
Authentication via PC
User
PSTN
Authentication via cellphone
Data System

Copyright © I-ON Communications. All rights reserved.

TAMM

Ticket Admission Marketing & Management

TAMM facilitates **sports / event promotion** and operation strategies to develop a **powerful fan and audience engagement.** With its proven excellent experiences in golf opens - LPGA Hana Bank Championship, SK Telecom Open, Reebok FitFest and many more - TAMM is fueling its horizontal growth in earnest and becoming a global leading event data & marketing service.


LPGA Hana Bank
phone_bg.png
onship
Your Ticket
0101115428517365
About
Location
FAQ
Sponsor
EVENT
PARKING

- Drive more traffic, increase fan engagement
- Build a loyal audience
- Ticket sales on your own site
- Become a data king, know your fans' needs
- Connect, engage better with fans and supporters
- Grow lifetime value of audience (both on match days and non-match days)
- Reward fans, satisfy your audience

Copyright © I-ON Communications. All rights reserved.

VoiceBall

Amateur Baseball League Umpire & Data Service

*The **thrill** of real sport -**VoiceBall**, where all the fun begins!*

*Your amateur baseball game becomes a **major league***


Sound HW
Umpire System
VoiceBall
Player System
Network
Display HW

Voice Referee

Real-time sound effect gives you more fun and concentration

Live Status

Engage and promote better simply by sharing a link to a registration page or a umpire page

Data

Leverage stats · data on games and players to get insights and to implement ingenious promotion

Loyalty

Sport tech provides differentiated customer experience and boost their loyalty

Copyright © I-ON Communications. All rights reserved.

GPager  GPS Tracker with 2-way Communication  GPager is a GPS tracker with 2-way communication that worksbased on IoT networks. You can track just about anything and stayinformed. With GPager you can even reply to multiple choicemessages by simply touching the screen of the device.  Hana Bank  pionship  127.0mm  9.0mm 33.6mm  Highly recommended if you want to:  • Manage assets and improve security  • Stay informed with instant updates including  location information  • Protect the elderly and children  • Enhance operating efficiency by reducing idle  items  • Reduce manpower cost by streamlining worker  dispatch  More than just GPS tracking:  • Asset / People Tracker  • Rental Service Manager  • Electronic Anklet  • e-Caddie  Copyright © I-ON Communications. All rights reserved.

 Thank you!  15, Teheran-ro 10-gil, Gangnam-gu,  Seoul, South Korea  www.i-on.net/eng l +82. 2. 3430. 1200 l intlbiz@i-on.net